Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
COMMITMENTS AND CONTINGENCIES DISCLOSURE [Abstract]
Commitments and Contingencies
26.	COMMITMENTS AND CONTINGENCIES

Operating lease agreements

The Group has entered into leasing arrangements relating to office premises and computer equipment that are classified as operating leases, which expire at various dates through December 2018. Future minimum lease payments for non-cancelable operating leases as of December 31, 2014 are as follows:

	Office Premises	Server leasing and maintenance fees	Total
	RMB	RMB	RMB

2015	56,234	81,756	137,990
2016	36,847	50,237	87,084
2017	31,832	1,504	33,336
2018	27,039	1,504	28,543
2019	26,757	1,504	28,261
Total	178,709	136,505	315,214

As of December 31, 2014, the Group had leased servers under operating lease arrangements where the lease payments are calculated based on certain formulas, as specified in the agreements, with reference to the actual usage of the servers. The server leasing rental expenses under these operating leases amounted to approximately RMB133,501, RMB114,462 and RMB107,353 during the years ended December 31, 2012, 2013, and 2014, respectively. As the future lease payments for these arrangements are based on the actual number of users and thus cannot be reasonably estimated, they are not included in the minimum lease payments as disclosed above.

Total rental expenses including server leasing rental, office rental and server maintenance were approximately RMB207,362, RMB186,102 and RMB177,458 during the years ended December 31, 2012, 2013, and 2014, respectively, and were charged to the statements of operations and comprehensive income when incurred.

As of December 31, 2014, the Group also has commitments in respect of the maintenance contracts in relation to the servers owned by the Group and server leasing contracts amounting to RMB136,505.

As of December 31, 2014 there are no material capital lease obligations.

Capital commitments

As of December 31, 2014, capital commitments for purchase of equipment and game licenses were approximately RMB184,272.

Contingencies

The Company accounts for loss contingencies in accordance with ASC 450, “Contingencies” and other related guidance. Set forth below is a description of certain loss contingencies as well as the opinion of management as to the likelihood of loss.

Matters related to VIEs

The Company’s VIEs hold the licenses that are essential to the operation of the Company’s business, as further described in Note 2(3), due to restrictions imposed by current PRC laws and regulations on foreign ownership in PRC companies involved in certain activities such as internet and online gaming business. In the opinion of management, (i) the ownership structure of the Company, its PRC subsidiaries, and its VIEs is in compliance with existing PRC laws and regulations; (ii) the contractual arrangements with the VIEs and their shareholders are valid and binding, and will not result in any violation of PRC laws or regulations currently in effect; and (iii) the Company’s business operations are in compliance with existing PRC laws and regulations in all material respects. However, there are substantial uncertainties regarding the interpretation and application of current and future PRC laws and regulations. Accordingly, the Company cannot be assured that PRC regulatory authorities will not ultimately take a contrary view to its opinion. If the current ownership structure of the Company and its contractual arrangements with the VIEs and their shareholders were found to be in violation of any existing or future PRC laws and regulations, the Company may be required to restructure its ownership structure and operations in the PRC to comply with the changing and new PRC laws and regulations.

Under PRC Ministry of Commerce (“MOFCOM”) security review rules promulgated in September 2011, a national security review is required for certain mergers and acquisitions by foreign investors raising concerns regarding national defense and security. Foreign investors are prohibited from circumventing the national security review requirements by structuring transactions through proxies, trusts, indirect investment, leases, loans, control through contractual arrangements, or offshore transactions. Management has concluded there is no need to submit the existing contractual arrangements with its VIEs and their shareholders to the MOFCOM for national security review based upon analysis of the rules. However, there are substantial uncertainties regarding the interpretation and application of the MOFCOM security review rules, and any new laws, rules, regulations or detailed implementation measures in any form relating to such rules. Therefore, the Company cannot be assured that the relevant PRC regulatory authorities, such as the MOFCOM, would not ultimately take a contrary view to the opinion of management. If the MOFCOM or another PRC regulatory authority determines that the Company needs to submit the existing contractual arrangements with its VIEs and their shareholders for national security review, the Company may face sanctions by the MOFCOM or other PRC regulatory authority, which may include, among others, requiring the Company to restructure its ownership structure, discontinuation or restriction of operations in the PRC, or invalidation of the agreements that the PRC subsidiaries have entered into with the VIEs and their shareholders.

MOFCOM published a discussion draft of a proposed Foreign Investment Law in January 2015 aiming to, upon its enactment, replace the trio of existing laws regulating foreign investment in China, namely, the Sino-foreign Equity Joint Venture Enterprise Law, the Sino-foreign Cooperative Joint Venture Enterprise Law and the Wholly Foreign-invested Enterprise Law. The draft Foreign Investment Law embodies an expected PRC regulatory trend to rationalize its foreign investment regulatory regime in line with prevailing international practice and the legislative efforts to unify the corporate legal requirements for both foreign and domestic investments. MOFCOM is currently soliciting comments on this draft and substantial uncertainties exist with respect to its enactment timetable, interpretation and implementation. The draft Foreign Investment Law, if enacted as proposed, may materially impact the viability of our current corporate structure, corporate governance and business operations in many aspects.

Among other things, the draft Foreign Investment Law expands the definition of foreign investment and introduces the principle of “actual control” in determining whether a company is considered a foreign-invested enterprise, or an FIE. The draft Foreign Investment Law specifically provides that entities established in China but “controlled” by foreign investors will be treated as FIEs, whereas an entity set up in a foreign jurisdiction would nonetheless be, upon market entry clearance by the Ministry of Commerce, treated as a PRC domestic investor provided that the entity is “controlled” by PRC entities and/or citizens. In this connection, “foreign investors” refers to the following subjects making investments within the PRC: (i) natural persons without PRC nationality; (ii) enterprises incorporated under the laws of countries or regions other than China; (iii) the governments of countries or regions other than the PRC and the departments or agencies thereunder; and (iv) international organizations. Domestic enterprises under the control of the subjects as mentioned in the preceding sentence are deemed foreign investors, and “control” is broadly defined in the draft law to cover the following summarized categories: (i) holding, directly or indirectly, not less than 50% of shares, equities, share of voting rights or other similar rights of the subject entity; (ii) holding, directly or indirectly, less than 50% of the voting rights of the subject entity but having the power to secure at least 50% of the seats on the board or other equivalent decision making bodies, or having the voting power to materially influence the board, the shareholders’ meetings, or other equivalent decision making bodies; or (iii) having the power to exert decisive influence, via contractual or trust arrangements, over the subject entity’s operations, financial matters or other key aspects of business operations. Once an entity is determined to be an FIE, it will be subject to the foreign investment restrictions or prohibitions set forth in a catalogue of “special administrative measures,” which is classified into the “catalogue of prohibitions” and “the catalogue of restrictions”, to be separately issued by the State Council later. Foreign investors are not allowed to invest in any sector set forth in the catalogue of prohibitions. However, unless the underlying business of the FIE falls within the catalogue of restrictions, which calls for market entry clearance by MOFCOM, prior approval from the government authorities as mandated by the existing foreign investment legal regime would no longer be required for establishment of the FIE.

The “variable interest entity” structure, or VIE structure, has been adopted by many PRC-based companies, including us, to obtain necessary licenses and permits in the industries that are currently subject to foreign investment restrictions in China. Under the draft Foreign Investment Law, variable interest entities that are controlled via contractual arrangements would also be deemed FIEs if they are ultimately “controlled” by foreign investors. Therefore, for any companies with a VIE structure in an industry category that is on the “catalogue of restrictions,” the VIE structure may be deemed a domestic investment only if the ultimate controlling person(s) is/are of PRC nationality (either PRC companies or PRC citizens). Conversely, if the actual controlling person(s) is/are of foreign nationalities, then the variable interest entities will be treated as FIEs and any operation in the industry category on the “catalogue of restrictions” without market entry clearance may be considered illegal.

The draft Foreign Investment Law has not taken a position on what actions shall be taken with respect to the existing companies with a VIE structure, whether or not these companies are controlled by Chinese parties, and MOFCOM is soliciting comments from the public on this point. Moreover, it is uncertain whether the industry in which our variable interest entities operate will be subject to the foreign investment restrictions or prohibitions set forth in the “catalogue of special administrative measures” to be issued. If the enacted version of the Foreign Investment Law and the final “catalogue of special administrative measures” mandate further actions, such as MOFCOM providing market entry clearance, to be completed by companies with an existing VIE structure like us, we face uncertainties as to whether such clearance can be timely obtained, or at all.

The draft Foreign Investment Law, if enacted as proposed, may also materially impact our corporate governance practices and increase our compliance costs. For instance, the draft Foreign Investment Law imposes stringent ad hoc and periodic information reporting requirements on foreign investors and the applicable FIEs. Aside from an investment information report required at each investment, and investment amendment reports, which shall be submitted upon changes to investments, it is mandatory for entities established by foreign investors to submit an annual report, and large foreign investors meeting certain criteria are required to report on a quarterly basis. Any company found to be non-compliant with these reporting obligations may potentially be subject to fines and/or administrative or criminal liabilities, and the persons directly responsible may be subject to criminal liabilities.

With respect to the aforementioned security review rules and draft Foreign Investment Law, and any other matters creating uncertainty regarding VIEs, the Company may not be able to operate or control its business in the same manner as it currently does, and therefore, may not be able to consolidate the VIEs. In addition, the relevant regulatory authorities would have broad discretion in dealing with such violations which may adversely impact the financial statements, operations and cash flows of the Company (including restrictions on the Company to carry out business).

If the VIEs and their shareholders fail to perform their respective obligations under the current contractual arrangements, the Company may have to incur substantial costs and expend significant resources to enforce those arrangements and rely on legal remedies under PRC laws. The PRC laws, rules and regulations are relatively new, and because of the limited volume of published decisions and their non-binding nature, the interpretation and enforcement of these laws, rules and regulations involve substantial uncertainties. These uncertainties may impede the ability of the Company to enforce these contractual arrangements, or suffer significant delay or other obstacles in the process of enforcing these contractual arrangements and may materially and adversely affect the results of operations and the financial position of the Company.

In the opinion of management, the likelihood of loss in respect of the Company’s current ownership structure or the contractual arrangements with the VIEs and their shareholders is remote.

Other contingencies

On November 8, 2010, a former shareholder of Chengdu Simo (an entity owned by one of the Group’s principal VIEs, Shulong) filed a claim with the Sichuan Superior People’s Court against Shulong, alleging that Shulong had failed to pay RMB48.8 million of deferred acquisition consideration (accrued and included in “other payables and accruals” at December 31, 2012 in connection with the purchase of all of the outstanding shares of Chengdu Simo prior to 2011. This amount represented the final payment amount to be paid by Shulong to the shareholder upon the achievement of certain milestones relating to the game “Qi Xia Tian Xia” which Shulong believed had not been achieved. The shareholder requested relief of the RMB48.8 million plus accrued interest. In a separate but related action, on September 13, 2011, Shulong filed a claim with Shanghai No.1 Intermediate People’s Court against the same former shareholder, alleging that the former shareholder had failed to perform the obligations in the share purchase agreement. In final verdicts related to these actions, in the third quarter of 2013, the Shanghai Higher People’s Court determined that Shulong should pay the former shareholder the previously recorded acquisition consideration of RMB48.8 million plus accrued interest of approximately RMB10.1 million. The Shanghai Higher People’s Court also supported Shulong’s separate counterclaim and determined that the former shareholder should compensate Shulong RMB70.0 million due to the shareholder’s breaches under the share purchase agreement. Given the aforementioned verdicts are final and not subject to further appeal, the Group agreed to settle the actions on a net basis with the former shareholder in the fourth quarter of 2013, implying a net cash payment to the Group from the former shareholder of RMB11.1 million (RMB70.0 million gain less the RMB10.1 million interest and the previously recorded acquisition consideration of RMB48.8 million). The effect of the aforementioned actions resulted in the Group recognizing a net gain of RMB59.9 million (the RMB70.0 million gain, less the RMB10.1 million interest) under “Settlement of gain contingency with former shareholder” within operating income. The net cash settlement received by the Group subsequent to December 31, 2013 was RMB11.1 million.

On October 10, 2014, Kilometre Capital Management Cayman (“Kilometre”) issued a writ of summons endorsed with a statement of claim against the Company from the Court of First Instance of the High Court of the Hong Kong Special Administrative Region. Kilometre seeks outstanding consulting fees in connection with the proposed going-private transaction of US$25.6 million (or alternatively, damages), certain declaratory relief, interest, costs and further and/or other relief as the court deems fit. On February 10, 2015, Kilometre amended its statement of claim to seek outstanding consulting fees of US$44.9 million in addition to the other forms of relief described above. The Company intends to vigorously defend the dispute on its merits. Due to the early stage of this claim, and considering the merits of the Company’s position, the Company does not believe a material loss is probable with respect to the matter.